EXHIBIT 99.1

            DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                                AUGUST 20, 2001

                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                     LOCATION           STATUS             OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Crusader         200'      Mat Cantilever               GOM            Contracted            Walter
-----------------------------------------------------------------------------------------------------------------
Ocean Drake            200'      Mat Cantilever               GOM            Contracted            Chevron
-----------------------------------------------------------------------------------------------------------------
Ocean Champion         250'      Mat Slot                     GOM             Shipyard                -
-----------------------------------------------------------------------------------------------------------------
Ocean Columbia         250'      Independent Leg Cantilever   GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Spartan          250'      Independent Leg Cantilever   GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Spur             250'      Independent Leg Cantilever   GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Sovereign        250'      Independent Leg           Indonesia         Contracted             Maxus
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Heritage         250'      Independent Leg           Indonesia         Contracted             Maxus
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean King             300'      Independent Leg Cantilever   GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Nugget           300'      Independent Leg Cantilever   GOM            Contracted      Houston Exploration
-----------------------------------------------------------------------------------------------------------------
Ocean Summit           300'      Independent Leg Cantilever   GOM             Shipyard                -
-----------------------------------------------------------------------------------------------------------------
Ocean Warwick          300'      Independent Leg Cantilever   GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Titan            350'      Independent Leg Slot         GOM            Contracted           Dominion
-----------------------------------------------------------------------------------------------------------------
Ocean Tower            350'      Independent Leg Slot         GOM            Contracted           Spinnaker
-----------------------------------------------------------------------------------------------------------------
Ocean Liberator        600'      Aker H-3                 Ivory Coast         Stacked                 -
-----------------------------------------------------------------------------------------------------------------
Ocean Century          800'      Korkut                       GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Ambassador       1,100'    Bethlehem SS-2000            GOM            Contracted             Devon
-----------------------------------------------------------------------------------------------------------------

                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                     LOCATION           STATUS             OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Nomad            1,200'    Aker H-3                  North Sea         Contracted             Veba
-----------------------------------------------------------------------------------------------------------------
Ocean New Era          1,500'    Korkut                       GOM            Contracted          Texaco JIP
-----------------------------------------------------------------------------------------------------------------
Ocean Bounty           1,500'    Victory Class             Australia         Contracted           Woodside
-----------------------------------------------------------------------------------------------------------------
Ocean Guardian         1,500'    Earl & Wright Sedco       North Sea         Contracted             Shell
                                 711 Series
-----------------------------------------------------------------------------------------------------------------
Ocean Princess         1,500'    Aker H-3                  North Sea         Contracted           Talisman
-----------------------------------------------------------------------------------------------------------------
Ocean Whittington      1,500'    Aker H-3                    Brazil      Mobilizing to Location     Devon
-----------------------------------------------------------------------------------------------------------------
Ocean Epoch            1,640'    Korkut                      China           Contracted             CACT
-----------------------------------------------------------------------------------------------------------------
Ocean General          1,640'    Korkut                    Australia         Contracted           Woodside
-----------------------------------------------------------------------------------------------------------------
Ocean Prospector       1,700'    Victory Class                GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Endeavor         2,000'    Victory Class                GOM            Contracted           Westport
-----------------------------------------------------------------------------------------------------------------
Ocean Concord          2,200'    F&G SS-2000                  GOM            Contracted            Walter
-----------------------------------------------------------------------------------------------------------------
Ocean Lexington        2,200'    F&G SS-2000                  GOM            Contracted            Murphy
-----------------------------------------------------------------------------------------------------------------
Ocean Saratoga         2,200'    F&G SS-2000                  GOM            Contracted        Pogo Producing
-----------------------------------------------------------------------------------------------------------------
Ocean Yorktown         2,850'    F&G SS-2000                 Brazil           Shipyard           Enterprise
-----------------------------------------------------------------------------------------------------------------
Ocean Voyager          3,200'    Victory Class                GOM            Contracted           Spinnaker
-----------------------------------------------------------------------------------------------------------------
Ocean Yatzy            3,300'    DP DYVI Super Yatzy         Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------


                                       2

                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                     LOCATION           STATUS             OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Worker           3,500'    F&G 9500 Enhanced            GOM            Contracted             Shell
                                 Pacesetter
-----------------------------------------------------------------------------------------------------------------
Ocean Quest            3,500'    Victory Class                GOM            Contracted              BHP
-----------------------------------------------------------------------------------------------------------------
Ocean Winner           3,500'    Aker H-3                    Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Star             5,500'    Victory Class                GOM            Contracted          Kerr McGee
-----------------------------------------------------------------------------------------------------------------
Ocean Victory          5,500'    Victory Class                GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean America          5,500'    Ocean Odyssey                GOM            Contracted           Anadarko
-----------------------------------------------------------------------------------------------------------------
Ocean Valiant          5,500'    Ocean Odyssey                GOM            Contracted         Amerada Hess
-----------------------------------------------------------------------------------------------------------------
Ocean Alliance         5,000'    Alliance Class              Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Baroness         6,500'    Victory Class             Singapore      Shipyard Upgrade            -
-----------------------------------------------------------------------------------------------------------------
Ocean Rover            6,500'    Victory Class                GOM             Upgrade                 -
-----------------------------------------------------------------------------------------------------------------
Ocean Confidence       7,500'    DP Aker H-3.2 Modified       GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Clipper          7,500'    DP Fluor/Mitsubishi         Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico


                                       3
** TABLE CONTINUED ** ....

RIG NAME               CURRENT TERM             START DATE             ESTIMATED END DATE
-------------------------------------------------------------------------------------------------
Ocean Crusader         two workovers            early August 2001      late August 2001
-------------------------------------------------------------------------------------------------
Ocean Drake            six month extension      late March 2001        late October 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Champion                    -             early August 2001      early October 2001
-------------------------------------------------------------------------------------------------
Ocean Columbia         term contract            late July 2001         mid September 2001
-------------------------------------------------------------------------------------------------
Ocean Spartan          six month term           late May 2001          late November 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Spur             six month term           early April 2001       early October 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Sovereign        two-year term            mid September 2000     mid October 2002
-------------------------------------------------------------------------------------------------
Ocean Heritage         one-year term            late January 2001      late January 2002
-------------------------------------------------------------------------------------------------
Ocean King             90 day term              late May 2001          late August 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Nugget           four wells               late June 2001         late August 2001
-------------------------------------------------------------------------------------------------
Ocean Summit                      -             mid June 2001          early September 2001
-------------------------------------------------------------------------------------------------
Ocean Warwick          90 day extension         mid July 2001          early October 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Titan            one-well                 mid May 2001           early September 2001
-------------------------------------------------------------------------------------------------
Ocean Tower            one well plus option     early August 2001      early October 2001
-------------------------------------------------------------------------------------------------
Ocean Liberator                   -                       -                        -
-------------------------------------------------------------------------------------------------
Ocean Century                     -                       -                        -
-------------------------------------------------------------------------------------------------
Ocean Ambassador       one well                 late July 2001         mid September 2001
-------------------------------------------------------------------------------------------------

RIG NAME               CURRENT TERM             START DATE             ESTIMATED END DATE
-------------------------------------------------------------------------------------------------
Ocean Nomad            one well                 early August 2001      mid October 2001
-------------------------------------------------------------------------------------------------
Ocean New Era          one well (mud lift JIP)  early August 2001      mid October 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Bounty           two wells                early March 2001       mid November 2001
-------------------------------------------------------------------------------------------------
Ocean Guardian         nine months plus option  mid May 2001           mid February 2002
-------------------------------------------------------------------------------------------------
Ocean Princess         one well                 late June 2001         early September 2001
-------------------------------------------------------------------------------------------------
Ocean Whittington      one well plus option     early August 2001      early September 2001
-------------------------------------------------------------------------------------------------
Ocean Epoch            second option well       early August 2001      late September 2001
-------------------------------------------------------------------------------------------------
Ocean General          200-day term contract    mid February 2001      early October 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Prospector                  -                       -                        -
-------------------------------------------------------------------------------------------------
Ocean Endeavor         one well                 mid May 2001           late August 2001
-------------------------------------------------------------------------------------------------
Ocean Concord          one well                 early August 2001      mid September 2001
-------------------------------------------------------------------------------------------------
Ocean Lexington        nine month term          early June 2001        late February 2002
-------------------------------------------------------------------------------------------------
Ocean Saratoga         two wells                mid August 2001        late October 2001
-------------------------------------------------------------------------------------------------
Ocean Yorktown         Upgrade for Enterprise   late June 2001         late August 2001
                       contract
-------------------------------------------------------------------------------------------------
Ocean Voyager          one well                 mid July 2001          late August 2001
-------------------------------------------------------------------------------------------------
Ocean Yatzy            five-year term           early November 1998    early November 2003
                       plus option
-------------------------------------------------------------------------------------------------


                                        2

RIG NAME               CURRENT TERM             START DATE             ESTIMATED END DATE
-------------------------------------------------------------------------------------------------
Ocean Worker           four-year term plus      mid January 1998       mid January 2002
                       option
-------------------------------------------------------------------------------------------------
Ocean Quest            one well                 mid August 2001        late October 2001
-------------------------------------------------------------------------------------------------
Ocean Winner           18-month extension       early July 2001        late October 2002
-------------------------------------------------------------------------------------------------
Ocean Star             six month term plus      late April 2001        late October 2001
                       option
-------------------------------------------------------------------------------------------------
Ocean Victory          180-day term             late March 2001        mid October 2001
-------------------------------------------------------------------------------------------------
Ocean America          one well assignment      early April 2001       early December 2001
                       from BP
-------------------------------------------------------------------------------------------------
Ocean Valiant          810 day term             late April 2001        late December 2001
-------------------------------------------------------------------------------------------------
Ocean Alliance         three-year term          early September 2000   early September 2003
-------------------------------------------------------------------------------------------------
Ocean Baroness                    -                       -            February 2002
-------------------------------------------------------------------------------------------------
Ocean Rover                       -                       -            Second Quarter 2003
-------------------------------------------------------------------------------------------------
Ocean Confidence       five-year term           early January 2001     early January 2006
-------------------------------------------------------------------------------------------------
Ocean Clipper          three-year term          mid January 2000       mid January 2003
-------------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico


                                       3
** TABLE CONTINUED ** ....

                       DAYRATE
RIG NAME               (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
-------------------------------------------------------------------------------------------
Ocean Crusader         lower 30's      shipyard for scheduled survey ending late
                                       September 2001.
-------------------------------------------------------------------------------------------
Ocean Drake            lower 40's      available
-------------------------------------------------------------------------------------------
Ocean Champion                -        Inspection and repair
-------------------------------------------------------------------------------------------
Ocean Columbia         lower 40's      available
-------------------------------------------------------------------------------------------
Ocean Spartan          upper 40's      available
-------------------------------------------------------------------------------------------
Ocean Spur             upper 40's      available
-------------------------------------------------------------------------------------------
Ocean Sovereign        lower 30's      available
-------------------------------------------------------------------------------------------
Ocean Heritage         mid 30's        available
-------------------------------------------------------------------------------------------
Ocean King             lower 50's      one well plus option with BP in mid 50's ending
                                       late November 2001.
-------------------------------------------------------------------------------------------
Ocean Nugget           lower 50's      available
-------------------------------------------------------------------------------------------
Ocean Summit                  -        available
-------------------------------------------------------------------------------------------
Ocean Warwick          upper 50's      available
-------------------------------------------------------------------------------------------
Ocean Titan            mid 40's        followed by one well plus option with Dominion in
                                       lower 50's ending mid November 2001
-------------------------------------------------------------------------------------------
Ocean Tower            mid 40's        available
-------------------------------------------------------------------------------------------
Ocean Liberator               -        available
-------------------------------------------------------------------------------------------
Ocean Century                 -                                 -
-------------------------------------------------------------------------------------------
Ocean Ambassador       lower 50's      available
-------------------------------------------------------------------------------------------

                       DAYRATE
RIG NAME               (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
-------------------------------------------------------------------------------------------
Ocean Nomad            mid 60's        one well with Shell in lower 70's ending mid
                                       November 2001; followed by two wells with Veba in
                                       lower 70's ending mid February 2002.
-------------------------------------------------------------------------------------------
Ocean New Era          mid 50's        available
-------------------------------------------------------------------------------------------
Ocean Bounty           lower 80's      available
-------------------------------------------------------------------------------------------
Ocean Guardian         lower 70's      available
-------------------------------------------------------------------------------------------
Ocean Princess         lower 40's      three month term plus options with Talisman in high
                                       60's ending early December 2001; followed by three
                                       month option plus option with Talisman in upper 70's
                                       ending early March 2002.
-------------------------------------------------------------------------------------------
Ocean Whittington             -        mobilizing to location ending early September,
                                       followed by survey ending mid September 2001,
                                       followed by one well plus option with Devon in lower
                                       60's ending mid October 2001
-------------------------------------------------------------------------------------------
Ocean Epoch            lower 60's      available
-------------------------------------------------------------------------------------------
Ocean General          lower 80's      four wells plus 1 abandonment with OMV in mid 90's
                                       ending late January 2002
-------------------------------------------------------------------------------------------
Ocean Prospector              -                                 -
-------------------------------------------------------------------------------------------
Ocean Endeavor         lower 40's      available
-------------------------------------------------------------------------------------------
Ocean Concord          mid 50's        one well plus option with Walter in mid 40's ending
                                       mid October 2001
-------------------------------------------------------------------------------------------
Ocean Lexington        upper 40's      available
-------------------------------------------------------------------------------------------
Ocean Saratoga         mid 50's        available
-------------------------------------------------------------------------------------------
Ocean Yorktown                -        Upgrade for Enterprise contract ending late August
                                       2001; followed by 16 well development program in
                                       lower 60's ending late August 2003.
-------------------------------------------------------------------------------------------
Ocean Voyager          mid 40's        available
-------------------------------------------------------------------------------------------
Ocean Yatzy            120's           available
-------------------------------------------------------------------------------------------

                                        2

                       DAYRATE
RIG NAME               (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
-------------------------------------------------------------------------------------------

Ocean Worker           120's           available
-------------------------------------------------------------------------------------------
Ocean Quest            lower 90's      available
-------------------------------------------------------------------------------------------
Ocean Winner           lower 80's      available
-------------------------------------------------------------------------------------------
Ocean Star             100's           available
-------------------------------------------------------------------------------------------
Ocean Victory          110's           three month extension with BP in 120's ending mid
                                       January 2002.
-------------------------------------------------------------------------------------------
Ocean America          110's           available
-------------------------------------------------------------------------------------------
Ocean Valiant          120's           available
-------------------------------------------------------------------------------------------
Ocean Alliance         110's           available
-------------------------------------------------------------------------------------------
Ocean Baroness                -        available
-------------------------------------------------------------------------------------------
Ocean Rover                   -        available
-------------------------------------------------------------------------------------------
Ocean Confidence       170's           available
-------------------------------------------------------------------------------------------
Ocean Clipper          lower 90's      available
-------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico


                                       3